                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of this Statement on Schedule 13D with respect to the Common Stock of Candlewood Hotel Company, Inc., and further agree to the filing of this agreement as an Exhibit thereto.

Dated: November 4, 2003

                                  PRIVATE EQUITY INVESTORS III, L.P.

                                  By: Rohit M. Desai Associates III, LLC
                                      General Partner

                                      By: /s/ Rohit Mojilal Desai
                                          --------------------------------------
                                          Name:  Rohit Mojilal Desai
                                          Title: Managing Member

                                  EQUITY-LINKED INVESTORS-II

                                  By: Rohit M. Desai Associates-II
                                      General Partner

                                      By: /s/ Rohit Mojilal Desai
                                          --------------------------------------
                                          Name:  Rohit Mojilal Desai
                                          Title: Managing General Partner

                                  DESAI CAPITAL MANAGEMENT
                                  INCORPORATED

                                      By: /s/ Rohit Mojilal Desai
                                          --------------------------------------
                                          Name:  Rohit Mojilal Desai
                                          Title: President

                                          /s/ Rohit Mojilal Desai
                                          --------------------------------------
                                          Name:  Rohit Mojilal Desai

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                                  DELAWARE STATE EMPLOYEES'
                                  RETIREMENT FUNDS

                                  By: Pecks Management Partners Ltd.,
                                      its Investment Advisor

                                      By: /s/ Robert Cresci
                                          --------------------------------------
                                           Name:  Robert Cresci
                                           Title: Managing Director

                                  DECLARATION OF TRUST FOR THE
                                  DEFINED BENEFIT PLAN OF ZENECA
                                  HOLDINGS INC.

                                  By: Pecks Management Partners Ltd.,
                                      its Investment Advisor

                                      By: /s/ Robert Cresci
                                          --------------------------------------
                                          Name:  Robert Cresci
                                          Title: Managing Director

                                  DECLARATION OF TRUST FOR THE
                                  DEFINED BENEFIT PLAN OF ICI
                                  AMERICAN HOLDINGS INC.

                                  By: Pecks Management Partners Ltd.,
                                      its Investment Advisor

                                      By: /s/ Robert Cresci
                                          --------------------------------------
                                          Name:  Robert Cresci
                                          Title: Managing Director

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                                  J.W. McCONNELL FAMILY TRUST

                                  By: Pecks Management Partners Ltd.,
                                      its Investment Advisor

                                      By: /s/ Robert Cresci
                                          --------------------------------------
                                          Name:  Robert Cresci
                                          Title: Managing Director

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                                  MONY LIFE INSURANCE COMPANY

                                  By: J. Romeo & Co. as nominee
                                      for MONY Life Insurance Company

                                  By: /s/ Raymond Duffy
                                      ------------------------------------------
                                      Name:  Raymond Duffy
                                      Title: Partner